UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under to §240.14a-12

Angel Oak Financial Strategies Income Term Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 9, 2025

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 26, 2025

Dear Shareholder:

At the Annual Meeting of Shareholders (the “Meeting”), you will be asked to consider several important matters relating to Angel Oak Financial Strategies Income Term Trust (the “Fund”).

First, you will be asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund and its investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), in connection with a recent announcement by Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of the Adviser, and Brookfield Asset Management Ltd. (“Brookfield”) of a transaction whereby Brookfield will acquire a majority of Angel Oak Companies, LP (the “Transaction”). The closing of the Transaction is expected to be completed by September 30, 2025. The Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. However, for legal reasons, the Transaction would terminate the Fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) with the Adviser unless you approve the New Investment Advisory Agreement, which is substantially identical to the Current Investment Advisory Agreement. Accordingly, we are requesting that you vote to approve the New Investment Advisory Agreement to take the place of the Current Investment Advisory Agreement, so that the Adviser may continue to manage the Fund after the Transaction.

Next, you will be asked to re-elect two individuals – Keith M. Schappert and Andrea N. Mullins – as Class II Trustees of the Board of Trustees (the “Board”) of the Fund. Both of these candidates have served on the Board since the Fund’s inception and have substantial experience managing and overseeing registered investment companies, like the Fund. As discussed in more detail in the enclosed materials, a shareholder of the Fund has provided notice that he intends to nominate himself as a nominee to serve as a Class II Trustee of the Fund. Based on its review of the candidates, the Board supports the Fund’s nominees for the Class II Trustees that are included in this proxy statement – Mr. Schappert and Ms. Mullins.

Finally, you will be asked to ratify the selection of Cohen & Company, Ltd. (“Cohen & Co.”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

The Meeting of the Fund has been scheduled for June 26, 2025, to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on April 16, 2025, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

The Board of the Fund recommends that you vote “FOR” the New Investment Advisory Agreement, vote “FOR” Keith M. Schappert and Andrea N. Mullins as the Class II Trustees of the Board and vote “FOR” the ratification of the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

The enclosed materials explain each of the proposals in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

●	By touch-tone telephone;

●	By internet;

●	By returning the enclosed proxy card in the postage-paid envelope; or

●	In person at the Meeting.

To avoid unnecessary expenses, please respond promptly. Please carefully read the full text of the enclosed proxy statement and vote by mail, on the Internet, by phone or in person.

If you do not vote using one of these methods, you may be contacted by EQ Fund Solutions, LLC, the Fund’s proxy solicitor, to vote your shares over the phone. Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than 11:59 p.m. Eastern Time on June 25, 2025. A proxy card accompanies the proxy statement. If you have any questions before you vote, please call EQ Fund Solutions, LLC toll-free at (800) 581-3783.

We appreciate your participation and prompt response to this matter and thank you for your continued support.

Sincerely,

/s/ Adam Langley
Adam Langley
President, Angel Oak Financial Strategies Income Term Trust

QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials — a booklet that includes the Proxy Statement and your proxy card — because you have the right to vote on important matters concerning Angel Oak Financial Strategies Income Term Trust (the “Fund”).

Proposal 1 relates to actions that need to be taken in light of a transaction (the “Transaction”) involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC, the investment adviser of the Fund (the “Adviser”). In particular, Angel Oak Companies, LP and Brookfield Asset Management Ltd. (“Brookfield”) have announced that Brookfield will acquire a majority of Angel Oak Companies, LP. The Transaction is expected to be completed by September 30, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied. The Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. For example, the portfolio managers of the Fund will remain the same and your daily experience in dealing with the Fund will remain unchanged. However, for legal reasons, the Transaction would terminate the Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) unless you approve a new substantially identical agreement (the “New Investment Advisory Agreement”).

Proposal 2 relates to the election of two individual as Class II Trustees of the Board of Trustees (the “Board”) of the Fund. The Board proposes the election of each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of the Fund. Both Mr. Schappert and Ms. Mullins currently serve as Class II Trustees and have served on the Board since the Fund’s inception. Each is considered to be a Trustee who is not an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) (an “Independent Trustee”). As discussed in more detail in the Proxy Statement, a shareholder of the Fund has provided notice that he intends to nominate himself as a nominee to serve as a Class II Trustee of the Fund. For the reasons discussed in the Proxy Statement, the Board supports the Fund’s nominees for election as the Class II Trustees – Mr. Schappert and Ms. Mullins.

Proposal 3 relates to the selection of Cohen & Company, Ltd. (“Cohen & Co.”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026. At a meeting of the Board held on March 26-27, 2025, the Audit, Financial and Administrative Oversight Committee selected and recommended, and the Board, including a majority of the Independent Trustees, selected Cohen & Co. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2026. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Co. to serve as the independent registered public accounting firm for the year ending January 31, 2026, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Co.

Q.	Why am I being asked to vote on Proposal 1?

A.	The 1940 Act, the law that regulates registered management investment companies (“funds”), including the Fund, provides that a fund’s investment advisory agreement terminates whenever there is an “assignment” of the agreement caused by a “change in control” of an investment adviser. The change in the ownership structure of the Adviser contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser and, thus, an “assignment” of the Current Investment Advisory Agreement. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage a fund’s investments. For that reason, we are seeking shareholder approval of the New Investment Advisory Agreement.

Upon completion of the Transaction, Brookfield will become a majority owner of the Adviser. However, the Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. The personnel, officers and managers of the Adviser are expected to remain the same. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

The Board has considered the Transaction and voted in favor of the New Investment Advisory Agreement, pursuant to which, subject to its approval by the Fund’s shareholders, the Adviser will continue to serve as investment adviser to the Fund after the completion of the Transaction. The fees charged by the Adviser for its services to the Fund under the New Investment Advisory Agreement will be the same as its fees under the Current Investment Advisory Agreement. The other terms of the New Investment Advisory Agreement will also be the same in all material respects to those of the Current Investment Advisory Agreement.

Q.	Will the proposed Transaction affect me?

A.	No. The operations of the Adviser, the fees payable to the Adviser and the persons responsible for the day-to-day investment management of the Fund will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to the Fund due to the Transaction.

Q.	Will there be any changes to the Fund’s other key service providers?

A.	No, the Transaction would not affect the control of the Fund’s other key service providers.

Q.	Will my Fund’s fees for investment advisory services increase?

A.	No. The fee rate under the New Investment Advisory Agreement is identical to the rate under the Current Investment Advisory Agreement. Services also will remain the same.

Q.	Why am I being asked to vote on Proposal 2?

A.	You are being asked to vote for the election of two Trustees because the Board is divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The term of office of the Class II Trustees expires on the date of the Meeting.

The Board, including the Independent Trustees (excluding Mr. Schappert and Ms. Mullins, who recused themselves from the consideration), upon the recommendation of the Board’s Nominating and Governance Committee (excluding Mr. Schappert and Ms. Mullins, who recused themselves from the consideration), which is comprised solely of Independent Trustees, has nominated each of Mr. Schappert and Ms. Mullins to serve as a Class II Trustee for a three-year term expiring in 2028 or until his or her successor is duly elected. Each Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

As discussed in more detail in the Proxy Statement, in December 2024, a shareholder of the Fund provided timely notice that he intends to nominate himself as a nominee to serve as a Class II Trustee of the Fund. In March 2025, the Nominating and Governance Committee (excluding Mr. Schappert and Ms. Mullins, who recused themselves from the consideration) and Board (excluding Mr. Schappert and Ms. Mullins) met to consider the candidate’s nomination and, after careful and thorough consideration, determined not to nominate the shareholder as a candidate for election as a Class II Trustee and, accordingly, not to include the shareholder as a nominee in the Proxy Statement. In reaching this determination, the Nominating and Governance Committee and Board each reviewed the shareholder’s notice of intention to nominate himself and a completed Trustee and Officer questionnaire, and considered, among other factors, that there is no current vacancy on the Board, the credentials and experience of each candidate, the mix of skills on the current Board, and the advantages and efficiencies of having a consistent set of Independent Trustees across the Fund and other funds in the Angel Oak fund complex. For those reasons and the reasons discussed in more detail in the Proxy Statement, the Board supports the Fund’s nominees for election as the Class II Trustees – Mr. Schappert and Ms. Mullins.

Q.	Why am I being asked to vote on Proposal 3?

A.	With respect to the third proposal, you are being asked to vote to ratify the selection of Cohen & Co. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026. At meetings held on March 26-27, 2025, the Audit, Financial and Administrative Oversight Committee selected and recommended, and the Board, including a majority of the Independent Trustees, selected, Cohen & Co. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2026. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Co. to serve as the independent registered public accounting firm for the year ending January 31, 2026, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Co.

Q.	I own shares of other funds in the Angel Oak fund complex and received similar solicitation materials regarding those Funds. Am I also being asked to approve the proposals contained in this Proxy Statement?

A.	Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Angel Oak fund complex.

Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board of the Fund for use at the Annual Meeting of Shareholders to be held on June 26, 2025 (the “Meeting”), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” all of the proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.	For Proposal 1, to be approved with respect to the Fund, the New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

For Proposal 2, provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee.

For Proposal 3, provided a quorum is present at the Meeting, approval of the selection of Cohen & Co. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026, requires a majority of the shares voted.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the New Investment Advisory Agreement and generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have any questions, please call EQ Fund Solutions, LLC toll-free at (800) 581-3783.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 26, 2025

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on June 26, 2026, beginning at 4:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, for the following purposes:

1.	To approve a New Investment Advisory Agreement between the Fund and the Adviser;

2.	To elect each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of Trustees of the Fund;

3.	To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026; and

4.	To transact such other business as may properly come before the Meeting.

Shareholders of record as of the close of business on April 16, 2025, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of April 16, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer. Fund shares that will be issued as part of the rights offering that commenced on April 21, 2025 are not eligible to vote at the Meeting.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on June 25, 2025. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person. Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. If you have any questions before you vote, please call toll-free (800) 581-3783.

By Order of the Board,

/s/ Adam Langley
Adam Langley
President, Angel Oak Financial Strategies Income Term Trust
May 9, 2025

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.
YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.
YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 26, 2025

This Proxy Statement is available online at https://vote.proxyonline.com/angeloak/docs/fins.pdf. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated April 9, 2025, and financial statements filed on Form N-CSR for the fiscal year ended January 31, 2025, and in any recent semi-annual report and semi-annual financial statements filed on Form N-CSR succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Fund, by calling the telephone number shown on the front page of this Proxy Statement or at www.angeloakcapital.com.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 26, 2025

Meeting Information. The Board of Trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) is soliciting your proxy to be voted at the annual meeting of shareholders to be held on Tuesday, June 26, 2025, at 4:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (with any postponements or adjournments, the “Meeting”).

General Voting Information. Each shareholder may cast one vote for each full share, and a proportional fractional vote for each fractional share, of the Fund that they owned of record on April 16, 2025 (the “Record Date”). On the Record Date, 25,062,638.4 shares were issued and outstanding. Appendix A lists the shareholders who owned 5% or more of the outstanding shares of the Fund on the Record Date. It is expected that this Proxy Statement and the accompanying proxy card (“Proxy Card”) will be first mailed to shareholders on or about May 16, 2025.

You may provide proxy instructions by completing, signing and returning the enclosed Proxy Card by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” Proposal 1, Proposal 2 and Proposal 3 (each, a “Proposal” and, together, the “Proposals”) in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting with respect to each Proposal.

Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of April 16, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to the Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have dissenters’ rights of appraisal with respect to any of the matters to be voted on by the shareholders at the Meeting.

This proxy solicitation is being made primarily by mail but may also be made by employees of Angel Oak and its affiliates, Destra Capital Advisors LLC, which provides investor support services to the Fund, as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

The presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum with respect to the Meeting. The Meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. Notice of adjournment of the Meeting to another time or place need not be given if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Abstentions and Broker Non-Votes. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Because Proposal 3 is considered to be a “routine” voting item, the Fund does not expect to receive any broker non-votes for that Proposal. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes and abstentions will count as a vote against Proposal 1 and Proposal 2, and will have no effect on Proposal 3. However, if there is no contested election at the Meeting, Proposal 2 may be considered to be a “routine” voting item and the Fund would not expect to receive any broker non-votes for that Proposal.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 862-6092, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

PROPOSAL 1—TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
BETWEEN THE FUND AND ADVISER

Overview

Proposal 1 relates to actions that need to be taken in light of a transaction (the “Transaction”) involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of the Adviser. In particular, Angel Oak Companies, LP and Brookfield Asset Management Ltd. (“Brookfield”) have announced that Brookfield will acquire a majority of Angel Oak Companies, LP. The Transaction would result in the current beneficial owners of Angel Oak Companies, LP selling approximately 51% of the outstanding beneficial ownership of Angel Oak Companies, LP, and indirectly the Adviser, to Brookfield at closing. Appendix B to this Proxy Statement reflects the names and addresses of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent before and after the closing of the Transaction. The Transaction is expected to be completed by September 30, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied.

The Transaction will not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. For example, the portfolio managers of the Fund will remain the same and your daily experience in dealing with the Fund will remain unchanged. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates registered management investment companies (“funds”), including the Fund, provides that a fund’s investment advisory agreement terminates whenever there is a “change in control” of an investment adviser. The change in the ownership structure of the Adviser contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser and, thus, an “assignment,” which would terminate the Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”). Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage a fund’s investments.

For that reason, you are being asked to approve a new investment advisory agreement between the Fund and Adviser (the “New Investment Advisory Agreement”). The fees charged by the Adviser for its services to the Fund under the New Investment Advisory Agreement will be the same as its fees under the Current Investment Advisory Agreement. The other terms of the New Investment Advisory Agreement will also be the same in all material respects to those of the Current Investment Advisory Agreement.

The Board has considered the Transaction and voted in favor of the New Investment Advisory Agreement, pursuant to which, subject to its approval by the Fund’s shareholders, the Adviser will continue to serve as investment adviser to the Fund after the completion of the Transaction. If Proposal 1 is not approved by shareholders of the Fund, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement of limited duration with the Adviser or maintaining the current ownership structure pending further discussions.

The Current Investment Advisory Agreement will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Adviser, the Current Investment Advisory Agreement will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreement will not terminate and will remain in effect, and the New Investment Advisory Agreement will not be entered into, even if it has been approved by Fund shareholders.

Material Terms of the New Investment Advisory Agreement

The terms of the New Investment Advisory Agreement are identical to those of the Current Investment Advisory Agreement, except with respect to the date of execution and that the New Investment Advisory Agreement will begin with an initial two-year term, effective as of the closing of the Transaction. Consequently, upon shareholder approval, the Adviser will continue to render substantially the same services to the Fund under the New Investment Advisory Agreement that it currently renders to the Fund under the Current Investment Advisory Agreement.

The following summary of the New Investment Advisory Agreement summarizes the material terms of the New Investment Advisory Agreement and is qualified in its entirety by reference to the New Investment Advisory Agreement, a form of which is attached in Appendix C.

Duties of the Adviser. Under the Current Investment Advisory Agreement and the New Investment Advisory Agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), the Adviser acts as investment adviser to the Fund and supervises investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund’s Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. It is authorized to retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser. The Adviser has responsibility to manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to the Fund. The Adviser is responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).

Limitation of Liability. Under each Advisory Agreement, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering its services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. However, the Adviser is not protected for losses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties in rendering its services under the Advisory Agreements. The Adviser shall also be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies

Term and Continuance. Each Advisory Agreement remains in effect for a period of two (2) years from the date of effectiveness. Thereafter, consistent with the applicable provision of the 1940 Act, if not terminated, each Advisory Agreement continues in effect for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. Each Advisory Agreement will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act).

Board Considerations in Approving the New Investment Advisory Agreement

Pursuant to Section 15 of the 1940 Act, at a Special Meeting of the Board held on April 23, 2025 (the “Special Board Meeting”), at which a majority of the members of the Board (the “Trustees”), including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and who are non-interested persons of any party to the New Investment Advisory Agreement (the “Independent Trustees”), were present, the Trustees considered and voted in favor of the New Investment Advisory Agreement, pursuant to which, subject to approval by the Fund’s shareholders, as applicable, the Adviser will continue to serve as investment adviser to the Fund after the completion of the Transaction.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the approval of the New Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to approve the New Investment Advisory Agreement between the Adviser and the Fund, the Board requested, and the Adviser and Brookfield provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, Brookfield and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Fund, as compared to other similar closed-end funds. The Board also considered responses to Trustees’ questions at the Special Board Meeting.

With respect to the Transaction, the Board reviewed materials received from the Adviser and Brookfield, including information relating to the reasons for the Transaction and other information relating to Brookfield’s plans with respect to its majority ownership in the Adviser. The Board also reviewed information regarding Brookfield, including, but not limited to: (a) information regarding the new proposed ownership structure and any possible effect on shareholders; (b) the culture of Brookfield and its alignment with that of the Adviser; (c) the potential distribution arrangements that Brookfield may offer the Adviser and the Fund, particularly with institutional investors; (d) information regarding other similar transactions in which Brookfield has engaged; and (e) potential synergies and collaboration between the Adviser and Brookfield following the completion of the Transaction.

Following their review and consideration, the Trustees determined that the New Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the New Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the New Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the New Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. Before voting on the New Investment Advisory Agreement, the Independent Trustees reviewed the New Investment Advisory Agreement with independent legal counsel to the Independent Trustees and received a memorandum from independent legal counsel to the Independent Trustees discussing the legal standards for their consideration of the New Investment Advisory Agreement. The Trustees also discussed the New Investment Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser or Brookfield were present. The Trustees based their decision on the following considerations, among others, although they did not identify any single specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that the Adviser is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund and other registered investment companies advised by the Adviser (the “Angel Oak Funds”), the Adviser’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, the Adviser’s investment and management oversight processes, and the competitive investment performance of the Fund. The Board noted that there would be no differences between the scope of services required to be provided by the Adviser under the Current Investment Advisory Agreement and the scope of services required to be provided by the Adviser under the New Investment Advisory Agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Fund are expected to remain with the Adviser following the Transaction. The Trustees also considered Brookfield’s representations to the Board that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that, under the New Investment Advisory Agreement, it was expected that the Adviser would continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Fund. The Trustees concluded on the basis of information derived from independent third-party data that the Adviser had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider (the “Category”), and a smaller peer group of comparable funds (the “Peer Group”) over short- and longer-term trailing periods. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) a Peer Group of comparable funds; (ii) the Fund’s Category; and (iii) the Fund’s benchmark index.

The Trustees observed that the net asset value (“NAV”) of the Fund’s shares (which commenced operations in May 2019) had ranked in the first quartile of the Peer Group over the one- and three-year periods ended December 31, 2024, in the second quartile over the five-year period ended December 31, 2024, and in the third quartile over the period since the Fund’s inception. They noted that the market price of the Fund’s shares had ranked in the first quartile of the Peer Group over the one- and three-year periods ended December 31, 2024, and in the fourth quartile over the five-year period ended December 31, 2024 and since the Fund’s inception. The Trustees further noted that the NAV of the Fund’s shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-, three-, and five-year periods ended December 31, 2024, and for the period since the Fund’s inception.

Based on the representations made by Brookfield at the Special Board Meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction and the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the Fund’s management fee was higher than the median management fees of its peer closed-end funds and that its net expense ratio was higher than the median of its peer closed-end funds. The Board noted that the quality of services provided by the Adviser and the relatively strong performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders. In addition, the Trustees noted that the Adviser had agreed to limit the operating expenses of the Fund through September 30, 2027 and had recently agreed to voluntarily waive 0.35% of the management paid by the Fund, resulting in a management fee of 1.00%, for six months beginning on June 1, 2025, in connection with the Fund’s offering of transferable subscription rights to acquire common shares that commenced on April 21, 2025.

The Board also reviewed the fees that the Adviser charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, but none with similar investment objectives and strategies as the Fund. The Board considered the fee rates charged by the Adviser to manage such funds and accounts. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of funds and accounts.

The Board also reviewed detailed profitability information and considered the Adviser’s current level of profitability with respect to the Fund and noted that the Adviser’s profitability was acceptable and not excessive and consistent with applicable industry averages and that the Adviser is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that the Adviser has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by the Adviser from its own financial resources to help to market and promote the Fund. Accordingly, on the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory services, the investment advisory and other services provided to the Fund by the Adviser, and the estimated profitability of the Adviser’s relationship with the Fund, the Board concluded that the level of investment advisory fees and the Adviser’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and the Adviser. The Trustees considered the profitability of the Adviser both before and after the impact of the marketing-related expenses that the Adviser incurs out of its own resources in connection with its management of the Fund.

At the Special Board Meeting, the Trustees considered the fact that the fee rates payable to the Adviser would be the same under the Fund’s New Investment Advisory Agreement as they are under the Fund’s Current Investment Advisory Agreement. The Trustees also noted that the Fund’s applicable fee waiver/expense limitations agreements with the Adviser would remain in effect, if the New Investment Advisory Agreement is approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Trustees noted that it was too early to predict whether and to what extent the Transaction would affect the Adviser’s profitability with respect to the Fund, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Trustees concluded that the fees to be paid under the New Investment Advisory Agreement are reasonable.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. While it was noted that the Fund’s investment advisory fee under the Current and New Investment Advisory Agreements will not decrease as the Fund’s assets grow because the Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for the Adviser and the competitive nature of the closed-end fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to the Adviser with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. The Trustees noted the past improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser. Finally, the Trustees noted the Adviser’s statement that economies of scale could not be predicted in advance of the closing of the Transaction.

Benefits to the Adviser from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits derived by the Adviser from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees also considered the terms of the Transaction and the financial benefits that it brings to the current parent company of the Adviser and noted that those financial benefits are available, in part, because of the involvement of the Adviser in the Transaction. The Trustees also noted that the Transaction is expected to place the Adviser on strong financial footing, enhancing its ability to provide continuous services to the Fund and that the Fund could benefit from the potential synergies and collaboration between the Adviser and Brookfield.

Other Considerations. In approving the New Investment Advisory Agreement, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders and that that commitment was expected to remain in place after the Transaction. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which the Adviser has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that the waivers are subject to recoupment under the terms of the Operating Expense Limitation Agreement. The Adviser’s financial commitment to the Fund also included the payment of organizational, offering and distribution costs for the Fund when it was launched. The Board also considered matters with respect to the brokerage practices of the Adviser, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the New Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Special Board Meeting, but also the information about the Fund and the Adviser that had been provided to them throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the approval of the New Investment Advisory Agreement and the level of fees paid under the New Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), the Adviser and Brookfield have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Adviser has agreed to keep the current Operating Expense Limitation Agreement in place through September 30, 2027, and the Adviser and Brookfield have represented to the Board that no unfair burden would be imposed on the Fund as a result of the Transaction. In addition, in order to comply with the requirement that at least 75% of the Fund’s Board must not be “interested persons” (as defined in the 1940 Act) of Brookfield or the Adviser, Clayton Triick has indicated that he will be resigning from the Board before the closing of the Transaction.

Additional Information Regarding the Adviser

Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326, currently serves as Adviser to the Fund pursuant to the Current Investment Advisory Agreement. As previously noted, the names and addresses of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent before and after the Transaction is set forth in Appendix B. Information regarding the Current Investment Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Adviser, is provided in Appendix D. If the New Investment Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Adviser is set forth in Appendix E. A list of the Trustees and officers of the Fund who hold positions with the Adviser also is set forth in Appendix E.

The Adviser does not serve as an investment adviser to any other registered investment companies that have similar investment objectives and strategies to the Fund.

Vote Required for Proposal 1

For Proposal 1, to be approved with respect to the Fund, the New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BOARD RECOMMENDATION ON PROPOSAL 1

THE TrusteeS UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1

PROPOSAL 2: TO ELECT EACH OF KEITH M. SCHAPPERT AND ANDREA N. MULLINS
AS A CLASS II TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

Overview

The Fund’s Amended and Restated Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The term of office of the Class II Trustees expires on the date of the Meeting.

The Board, including the Independent Trustees (excluding Mr. Schappert and Ms. Mullins, who recused themselves from the consideration), upon the recommendation of the Board’s Nominating and Governance Committee (excluding Mr. Schappert and Ms. Mullins, who recused themselves from the consideration), which is comprised solely of Independent Trustees, has nominated each of Mr. Schappert and Ms. Mullins to serve as a Class II Trustee for a three-year term expiring in 2028 or until his or her successor is duly elected. Each Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

In a letter dated December 20, 2024, a shareholder of the Fund provided timely notice that he intends to nominate himself as a nominee to serve as a Class II Trustee of the Fund. On January 9, 2025, representatives of the Adviser discussed the proposed nomination with the shareholder and, on February 4, 2025, the Chairman of the Board and Nominating and Governance Committee along with counsel to the Fund and the Independent Trustees discussed the proposed nomination with the shareholder. Following those meetings, the shareholder completed a Trustee and Officer Questionnaire for the Nominating and Governance Committee’s and Board’s consideration. At meetings held on March 26-27, 2025, the Nominating and Governance Committee (excluding Mr. Schappert and Ms. Mullins, who recused themselves from the consideration) and Board (excluding Mr. Schappert and Ms. Mullins) met and, after careful and thorough consideration, determined not to nominate the shareholder as a candidate for election as a Class II Trustee and, accordingly, not to include the shareholder as a nominee in Proxy Statement. In reaching this determination, the Nominating and Governance Committee and Board each reviewed the shareholder’s notice of intention to nominate himself and a completed Trustee and Officer Questionnaire and considered several factors. First, the Nominating and Governance Committee and Board determined that there is no current vacancy on the Board and noted the expenses and other resources associated with adding another, new Trustee to the Board at this time. The Board next carefully reviewed the credentials and experience of Mr. Schappert and Ms. Mullins against the shareholder candidate and noted the extensive experience of Mr. Schappert and Ms. Mullins, including the fact that Mr. Schappert had served as the Chief Executive Officer and Chairman of JPMorgan Investment Management and has over 45 years of experience in the investment management industry and that Ms. Mullins had served as the Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds, which are the funds sponsored by Raymond James). The Nominating and Governance Committee and Board also took into account that Mr. Schappert and Ms. Mullins have served on the Board since the Fund’s inception. The Nominating and Governance Committee and Board further considered the mix of skills on the current Board and noted that the composition of the Independent Trustees and Board had achieved independent and well-rounded oversight of the Fund’s strategy. The Nominating and Governance Committee and Board also took into account the advantages and efficiencies of having a consistent set of Independent Trustees across the Angel Oak Funds. For those reasons, the Board supports the Fund’s nominees for election as the Class II Trustees – Mr. Schappert and Ms. Mullins.

It is the intention of the persons named on the enclosed Proxy Card to vote for the Trustee nominees to serve for a three-year term. The Board knows of no reason why the Trustee nominees would be unable to serve, or for good cause will not serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each current Trustee is an Independent Trustee, with the exception of Cheryl M. Pate and Clayton Triick, who are interested persons due to their positions with the Adviser. The name of the Trustee nominees and each other Trustee, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held are provided in the tables below. The address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF KEITH M. SCHAPPERT AND ANDREA N. MULLINS AS A CLASS II TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND.

CLASS II TRUSTEE NOMINEES
(Current Trustees with a term expiring at
the annual meeting to be held in 2025)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee (Class II)	Since 2018; term Expiring at the Meeting	President, Schappert Consulting LLC (investment industry consulting) (since 2008); Retired, President and CEO of JP Morgan Investment Management.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Director, Commonfund Capital, Inc. (2015-2022); Trustee, Mirae Asset Discovery Funds (2010-2023).

Andrea N. Mullins 1967	Independent Trustee (Class II)	Since 2019; term Expiring at the Meeting	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9	Trustee and Audit Committee Chair, Valued Advisers Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund) (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee and Chair, CRM Mutual Fund Trust (since 2025);Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (2021-2023).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

CLASS III TRUSTEES
(Current Trustees with a term expiring at
the annual meeting to be held in 2026)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Ira P. Cohen 1959	Independent Trustee, Chair (Class III)	Trustee since 2018, Chair since 2019; 3 year term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	9	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee and Chair, U.S. Fixed Income Trust (Trustee since 2019, Chair since 2025); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, CRM Mutual Fund Trust (since 2025);Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).

Clayton Triick(2) 1986	Interested Trustee (Class III)	Since 2024; through 2026	Head of Portfolio Management, Public Strategies, Angel Oak Capital Advisors, LLC (since 2024); Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (2011-2024).	9	Trustee, Angel Oak Funds Trust (since 2024); Trustee, Angel Oak Strategic Credit Fund (since 2024); Trustee, Angel Oak Credit Opportunities Term Trust (since 2024).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

(2)	Mr. Triick was appointed Interested Trustee on June 25, 2024.

CLASS I TRUSTEES
(Current Trustees with a term expiring at
the annual meeting held in 2027)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Alvin R. Albe, Jr. 1953	Independent Trustee (Class I)	Since 2018, 3 year term	Retired.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

Cheryl M. Pate 1976	Interested Trustee (Class I)	Since 2023; 3 year term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (investment management) (since 2017).	9	Trustee, Angel Oak Funds Trust (since 2022); Trustee, Angel Oak Strategic Credit Fund (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2022).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

Class II Trustee Nominees

Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. From 2014 to 2022, Ms. Mullins was an independent contractor and CCO with SWM Advisors. She remains an independent contractor with SWM Advisors. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chairperson since 2017. Ms. Mullins is also an independent trustee for The Cushing Family of Funds. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Schappert has over 49 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class III Trustees

Mr. Cohen has over 43 years of experience in the financial services industry. He served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, from 2015 to 2021 and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Triick has served in various portfolio management capacities for Angel Oak since 2011. In addition to serving as portfolio manager for Angel Oak Funds, Mr. Triick is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he worked for YieldQuest Advisors, where he was a member of the investment committee focusing on the interest rate risk, currency risk, and commodity exposures of the portfolios alongside directly managing the closed-end fund allocations within the portfolios and individual accounts. The Board believes that Mr. Triick’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class I Trustees

Mr. Albe has over 34 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Ms. Pate has over 16 years of experience in the financial services industry. Ms. Pate has served in various portfolio management capacities for Angel Oak since 2017, including serving as portfolio manager for certain Angel Oak funds and managing separately managed accounts. Prior to joining Angel Oak, she spent 10 years with Morgan Stanley, where she worked in equity research focusing on the financial sector, and led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. The Board believes that Ms. Pate’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

The Role of the Board

The Board oversees the management and operations of the Fund. Like most closed-end funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the administrator, the custodian and the transfer agent. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer (the “CCO”) who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. Angel Oak compensates the CCO for his services to the Fund, and the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

The Board has an Independent Chair, Mr. Ira Cohen. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chair does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chair, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. The Independent Trustees are represented by independent legal counsel. The majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

For the Fund’s fiscal year ended January 31, 2025, the Board held seven meetings.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Fund’s independent registered public accounting firm (the “independent auditor”) to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser and its Chief Risk and Operating Officers as to investment and other risks of the Fund.

Board Committees

The Board has four standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating and Governance Committee, the Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all the Independent Trustees for purposes of the listing standards of the New York Stock Exchange. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix F. The function of the Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund. For the fiscal year ended January 31, 2025, the Audit, Financial and Administrative Oversight Committee met four times.

The Board, including a majority of the Independent Trustees, selected Cohen & Company, Ltd. (“Cohen & Co.”) as the independent auditor for the Fund for the fiscal year ending January 31, 2025. In connection with the audit of the Fund’s financial statements by Cohen & Co. for the fiscal year ended January 31, 2025, the Committee: (1) reviewed and discussed the Fund’s audited financial statements with the Adviser, (2) discussed with Cohen & Co. the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from Cohen & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding Cohen & Co.’s communications with the Committee concerning independence, and (4) discussed with Cohen & Co. its independence. Based on the foregoing reviews and discussions, the Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended January 31, 2025, be included in the Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2025.

Audit, Financial and Administrative Oversight Committee
Alvin R. Albe, Jr.
Ira P. Cohen
Andrea N. Mullins
Keith M. Schappert

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix G. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. The Nominating and Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of Trustee. However, as a matter of practice, the Nominating and Governance Committee will consider candidates whose attributes will, among other factors, complement those of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that the consideration of different skills, experiences, backgrounds, education, viewpoints and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences, backgrounds and viewpoints is an important factor in the Board’s composition. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326

The Committee meets at least annually. For the fiscal year ended January 31, 2025, the Nominating and Governance Committee met four times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Fund, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2025, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Fund and responds to other matters deemed appropriate by the Board. The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Fund. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2025, the Valuation and Risk Management Oversight Committee met four times.

Each Trustee attended 75% or more of the meetings of the Board and those Committees of which each Trustee is a member.

Other Matters with Respect to the Meeting

The Fund does not have a formal policy regarding Trustee attendance at annual shareholder meetings.

Beneficial Ownership by Trustees

The table below shows the amount of the Fund’s equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund Complex, as of March 31, 2025, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in the Fund Complex(1)
Independent Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	E
Keith M. Schappert	A	E
Interested Trustee
Cheryl M. Pate	D	D
Clayton Triick	A	E

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

As of March 31, 2025, the Independent Trustees and members of their immediate family did not own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

As of March 31, 2025, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Trustee Compensation

The table below shows the compensation paid to the Trustees for services for the fiscal year ended January 31, 2025, from the Fund and the Fund Complex.

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed herein) receives an annual retainer of $75,000 (pro-rated for any periods less than one year) paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board. In addition, each Committee Chair receives additional annual compensation of $12,000 (pro-rated for any periods less than one year), and the Chair of the Board receives an additional $17,000. Independent Trustees are permitted for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Fund does not have any pension or retirement plans.

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees(1)
Independent Trustees
Alvin R. Albe, Jr., Trustee	$12,723	$127,500
Ira P. Cohen, Chair	$14,040	$140,750
Andrea N. Mullins, Trustee	$12,723	$127,500
Keith M. Schappert, Trustee	$12,723	$127,500
Interested Trustee
Cheryl M. Pate	$0	$0
Clayton Triick	$0	$0

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

Officers

The Board elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The below table includes certain information concerning the officers of the Fund. The address of each officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2015-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Funds Trust (2015-2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (2017-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (2021-2022); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).

Michael Colombo 1984	Secretary	Since 2023; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2023); Director of Valuation, Angel Oak Capital Advisors, LLC (2022-2023); Director of Trade Operations, Intercontinental Exchange, Inc. (2022); Manager of Trade Operations, Intercontinental Exchange, Inc. (2019-2022).

Nilesh Likhite 1984	Treasurer	Since 2025; indefinite term	Fund Controller, Angel Oak Capital Advisors, LLC (since 2025); Fund Controller, Warren Equity Partners (2023-2024); Senior Manager, Ernst & Young LLP (2019-2023).

Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Funds Trust (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Fund’s executive officers, directors and certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), to file Forms 3, 4 and 5 with the U.S. Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

The required Form 4 filing for Michael Fierman’s for August 10, 2022 transaction was not filed on a timely basis. The required filing Form 4 for Sreeniwas Prabhu’s August 17, 2022 transaction was not filed on a timely basis. The required Form 4 filings for Angel Oak Capital Partners II, LLC’s August 10, 2022, August 17, 2022, and September 13, 2022 transactions were not filed on a timely basis. As of the date of this Proxy Statement, to the best of the Fund’s knowledge, all other Reporting Persons complied with all applicable Section 16(a) reporting requirements and all required reports were filed in a timely manner.

Vote Required for Proposal 2

Provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee.

Because the Fund anticipates that the election of Trustees will be contested, the Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Trustees on behalf of their customers and beneficial owners, in the absence of voting instructions from such customers and beneficial owners. However, if there is no contested election at the Meeting, Proposal 2 may be considered to be a “routine” voting item and the Fund would not expect to receive any broker non-votes for the Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF KEITH M. SCHAPPERT AND ANDREA N. MULLINS
AS A CLASS II TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

PROPOSAL 3: TO RATIFY THE SELECTION OF COHEN & COMPANY, LTD.
AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JANUARY 31, 2026

At a meeting of the Board held on March 26-27, 2025, the Audit, Financial and Administrative Oversight Committee selected and recommended, and the Board, including a majority of the Independent Trustees, selected, Cohen & Co. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2026. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Co. to serve as the independent registered public accounting firm for the year ending January 31, 2026, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Co.

A representative of Cohen & Company, Ltd. is not expected to attend the Meeting, but will have the opportunity to make a statement and answer appropriate questions if he or she desires to do so.

Cohen & Co. was selected as the independent registered public accounting firm to perform audit services, audit-related services, tax services and other services for the fiscal years ended January 31, 2025, and January 31, 2024. “Audit fees” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by Cohen & Co. in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services provided by Cohen & Co. that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by Cohen & Co. for tax compliance, tax advice, and tax planning.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years of the Fund for audit services, audit-related services, tax services and other services by Cohen & Co.

	Fiscal Year Ended 01/31/2025	Fiscal Year Ended 01/31/2024
Audit Fees	$36,916	$33,500
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$8,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	Fiscal Year Ended 01/31/2025	Fiscal Year Ended 01/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table details the aggregate fees billed or expected to be billed by Cohen & Co. for non-audit services to the Fund and to the Adviser (and any other controlling entity) for the last two fiscal years.

	Fiscal Year Ended 01/31/2025	Fiscal Year Ended 01/31/2024
Fund	$4,000	$8,000
Adviser	$0	$0

Pre-Approval of Audit and Non-Audit Services

As of the date of this Proxy Statement, the Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to Cohen & Co.’s independence each year. The Committee did not approve any of the audit-related, tax or other fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Adviser (and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the

Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Cohen & Co.’s independence.

Vote Required for Proposal 3

Provided a quorum is present at the Meeting, approval of Proposal 3 requires a majority of the shares voted.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF COHEN & COMPANY, LTD. AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2025.

COMMUNICATIONS TO THE BOARD

Shareholders of the Fund who wish to send communications to the Board should send them c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

OTHER INFORMATION

Investment Adviser. Angel Oak Capital Advisors, LLC, which has its principal office at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as investment adviser to the Fund.

Custodian, Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund. U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., which has its principal office at 342 North Water Street, Suite 830, Milwaukee, WI 53202, serves as the Fund’s independent auditors.

Proxy Solicitation. Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures. Shareholders of the Fund whose shares are held by intermediaries such as brokers can vote their proxies by contacting their respective intermediary. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates, Destra Capital Advisors LLC, which provides investor support services to the Fund, as well as dealers or their representatives may solicit proxies in person or by mail, telephone, electronic mail, facsimile or oral communication. The Fund has retained EQ Fund Solutions, LLC, a proxy solicitation firm, to assist with the solicitation and tabulation of proxies. The cost of EQ Fund Solutions, LLC’s services, including printing, mailing and proxy solicitation, is approximately $130,000 and will be partially borne by the Fund. The Adviser will bear the expenses allocable with respect to Proposal 1, which are expected to be $20,000. The fees to be paid by the Adviser in connection with the proxy solicitation process will be paid by the Adviser from its own legitimate business profits and not by the Fund, and the Adviser will not seek any reimbursement for those fees and expenses that it will incur. The Fund will bear the expenses with respect to Proposal 2, which are estimated to be $90,000 in the aggregate. The Fund will bear the expenses with respect to Proposal 3, which are estimated to be $20,000 in the aggregate.

Householding. Unless you have instructed the Fund otherwise, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share the same mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free (855) 862-6092. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or the Fund.

Shareholder Proposals. For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current By-Laws and shall be delivered to the Secretary at the principal executive office of the Fund, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326, not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 862-6092, or by visiting the Fund’s website at https://angeloakcapital.com/investments/fins.

Shareholders should note that information and data provided in this Proxy Statement is current only as of the dates indicated.

APPENDIX A

SHAREHOLDERS OWNING MORE THAN 5% OF THE FUND

As of April 16, 2025, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares, except as described in the following table. A “principal shareholder” is any person who owns, of record or beneficially, 5% or more of any class of the Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. This information is based on, among other sources, publicly available filings with the SEC.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
The Bank of New York Mellon(1)	Common	1,312,482	5.24%
Charles Schwab & Co., Inc.(1)	Common	1,449,928	5.79%
Karpus Investment Management(2)	Common	3,771,451	15.05%
Morgan Stanley Smith Barney LLC(1)	Common	2,330,495	9.30%
The Northern Trust Company(1)	Common	2,726,482	10.88%
Raymond James & Associates, Inc.(1)	Common	1,411,944	5.63%
Sit Investment Associates, Inc.(3)	Common	5,157,564	20.58%
UBS Financial Services Inc.(1)	Common	3,240,320	12.93%
US Bank N.A.(1)	Common	2,184,282	8.72%
Wells Fargo Clearing Services LLC(1)	Common	4,169,675	16.64%

(1)	Based on information obtained from The Depository Trust Company as of April 16, 2025.

(2)	Based on Schedule 13G/A filed with the SEC on February 14, 2025.

(3)	Based on Schedule 13G/A filed with the SEC on January 6, 2025.

A-1

APPENDIX B

CORPORATE STRUCTURE OF THE ADVISER

The following sets forth the name and business address of each parent of the Adviser, and the basis of each parent’s control of the Adviser as of April 22, 2025.

Angel Oak Asset Management Holdings, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

Michael Fierman
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

Sreeniwas Prabhu
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

The following sets forth, as of April 22, 2025, the name and business address of each expected parent of the Adviser, and the basis of each parent’s control of the Adviser, after the closing of the Transaction.

Angel Oak Asset Management Holdings, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

New AO GP LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: General Partner of Angel Oak Companies, LP

Angel Oak Companies, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
Basis of Control: 99% Ownership of Angel Oak Companies, LP

Brookfield AO Holdings LLC
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 50.1%-55% Ownership of Angel Oak Companies, LLC

Brookfield Asset Management Ltd.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 100% Ownership of Brookfield AO Holdings LLC (through several wholly-owned subsidiaries)

Brookfield Corporation
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 73% Ownership of Brookfield Asset Management Ltd.

B-1

APPENDIX C

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

INVESTMENT ADVISORY AGREEMENT

with

ANGEL OAK CAPITAL ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of _________, 2025, by and between Angel Oak Financial Strategies Income Term Trust, a Delaware statutory trust (hereinafter called the “Fund”) and Angel Oak Capital Advisors, LLC, a Delaware limited liability corporation (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is a management investment company and will be registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to the commencement of operations; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render certain investment management and services pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser may retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.       APPOINTMENT OF ADVISER. The Fund hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services, including the oversight of the portfolio management services to be rendered by any Sub-Advisers and the purchase and sale of securities held in the portfolio of the Fund, with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Trustees”).

2.       DUTIES OF ADVISER

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund’s Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser may also manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to the Fund and shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Fund may reasonably request; (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request; and (vii) subject to the authority of the Fund, shareholder approval and any applicable exemptive relief from the U.S. Securities and Exchange Commission under Section 15(a) and Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisers to provide certain investment advisory services to the Fund noted herein, and may delegate certain of its duties hereunder to a Sub-Adviser and pay the Sub-Adviser a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement.

(b) BROKERAGE. The Adviser shall be responsible for, but may delegate, decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may rely on a list of Adviser-approved brokers or dealers selected based on criteria, including: the broker’s integrity, ethics and trustworthiness regarding any relations and agreements with the Adviser and its clients; the broker’s ability to generate investment ideas that consistently lead to value creation for the Adviser’s clients; the broker’s speed and quality of trade execution to minimize market price impact and maximize value for the Adviser’s clients; the broker’s capability to provide services at the lowest possible cost to the Adviser’s clients; availability of and the Adviser’s direct access to broker research analysts and strategists; sufficient, competent broker personnel and support staff; the quality, depth and effectiveness of the broker’s investment research; the quality and effectiveness of trading ideas and their evaluation after-the-fact; the timely acknowledgement and correction of trade errors; the efficient clearance and settlement of trades; and the broker’s overall ability to provide best execution for the Adviser’s clients. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.       REPRESENTATIONS OF THE ADVISER

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.       INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.       ADVISER’S PERSONNEL

(a) The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

(b) As stated above, at its own expense, the Adviser may carry out any of its obligations under this Agreement by retaining, subject to the direction and control of the Board, one or more Sub-Advisers. The Adviser may with respect to the Fund: (i) evaluate, select, and recommend Sub-Advisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iii) terminate any Fund Sub-Adviser; (iv) monitor and evaluate each Sub-Adviser’s performance; and (v) implement procedures reasonably designed to seek to ensure that Sub-Advisers comply with the Fund’s investment objective, policies, and restrictions. Despite the Adviser’s ability to retain Sub-Advisers to perform certain duties set forth in Section 2 of this Agreement, the Adviser shall retain overall responsibility for the general management and investment of the Fund’s assets.

6.       EXPENSES

(a) With respect to the operation of the Fund, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Fund, including without limitation the Fund’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; fees and expenses (including legal fees) of registering and maintaining registration of its shares for listing on the New York Stock Exchange or such other exchange on which the Fund’s shares may be listed; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing and reinvesting, share repurchases, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.       INVESTMENT ADVISORY AND MANAGEMENT FEE

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at a rate of [ ]% of the Fund’s average daily Managed Assets, as such term is defined herein. For purposes of calculating the management fee, “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities representing borrowings for investment purposes).

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.       NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.       CONFLICTS WITH FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Fund’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.     REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.     ADVISER’S LIABILITIES AND INDEMNIFICATION

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Fund or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.       NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Fund’s employment of the Adviser is not an exclusive arrangement. The Fund may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13       TERM

This Agreement shall become effective at the time it is executed, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14.       RIGHT TO USE NAME

The Adviser warrants that the Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive names used by the Fund. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. The Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within 60 days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such name or any other name connected with the Adviser.

15.       TERMINATION; NO ASSIGNMENT

(a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.       NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees: (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of

Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17.       ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Fund and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Fund. The Fund may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18.       CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the implementing regulations promulgated there under, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Adviser agrees to use its best efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Adviser agrees to inform the Fund of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19.       SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.       CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.       GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST	ANGEL OAK CAPITAL ADVISORS, LLC

By:	By:
Name:	Name:
Title:	Title:

APPENDIX D

INFORMATION REGARDING THE INVESTMENT MANAGEMENT
AGREEMENTS AND FEES PAID TO THE ADVISER

Fund	Date Last Submitted for Shareholder Approval	Management Fees	Expense Limits	Management Fees Paid to Adviser (for the fiscal year ended 1/31/25)	Management Fees Waived By and Reimbursements From Adviser (for the fiscal year ended 1/31/25)
Angel Oak Financial Strategies Income Term Trust	3/27/2019[1]	1.35%[2]	0.25%[3]	$ 6,574,264	$ 172,070[4]

1	The Current Advisory Agreement is dated April 26, 2019.

2	The Adviser receives a fee at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets. Managed Assets includes total assets (including any assets attributable to borrowing for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Because the Fund utilizes leverage, the Management Fee reported in the Summary of fees and expenses table in the Fund’s latest Form N-CSR as a percentage of net assets attributable to common shares is higher than if the Fund did not utilize leverage.

3	The Adviser has also contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest expenses, dividend and interest expenses related to short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, any transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, litigation and potential litigation expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to limit the Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets (the “Expense Limit”) through May 31, 2026 (the “Limitation Period”). The Expense Limit may be eliminated at any time by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. Prior to the end of the Limitation Period, the Expense Limit may not be terminated by the Adviser without the consent of the Board of Trustees. The Expense Limit is subject to repayment by the Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limit described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). It is currently anticipated that the Adviser will extend the Limitation Period through September 30, 2027, if the New Investment Advisory Agreement is approved by shareholders and the Transaction closes on or before September 30, 2025.

4	For the fiscal year ended January 31, 2025, the Adviser waived $182,730 in Management Fees. During the same period, the Adviser also recouped $10,660 in previously waived Management Fees which were eligible for recoupment under the terms of the Operating Expense Limitation Agreement, resulting a net waiver of $172,070.

D-1

APPENDIX E

MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each manager and principal executive officer of Angel Oak Capital Advisors, LLC as of April 22, 2025.

Sreeniwas Prabhu
Managing Partner, Co-CEO, & Group Chief Investment Officer
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326

Michael Fierman
Managing Partner & Co-CEO
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326

The following sets forth the name and business address of each Trustee and officer of the Fund who holds a position with the Adviser as of April 22, 2025.

Cheryl Pate
Trustee
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Senior Portfolio Manager

Clayton Triick
Trustee
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Head of Portfolio Management, Public Strategies

Adam Langley
President of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Chief Operating Officer

Michael Colombo
Secretary of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Chief Risk Officer

Nilesh Likhite
Treasurer of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Fund Controller

Chase Eldredge
Chief Compliance Officer of the Trust
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Position with the Adviser: Chief Compliance Officer

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APPENDIX F

AUDIT, FINANCIAL AND ADMINISTRATIVE OVERSIGHT COMMITTEE CHARTER

Purpose

The Audit, Financial and Administrative Oversight Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (the “Funds”) is established to (i) oversee the Fund’s accounting and financial reporting process; (ii) oversee financial and administrative matters relating to the Fund; (iii) review and respond to reports of “Evidence of a Material Violation” (as such term is defined below) in its capacity as the Fund’s Qualified Legal Compliance Committee; (iv) oversee the Fund’s internal controls and, as appropriate, the internal controls of certain service providers; and (v) oversee the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence.

Each Fund’s management has the responsibility to prepare the Fund’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. Each Fund’s independent registered public accounting firm has the responsibility to plan and conduct an annual audit of the Fund’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee assists the full Board in the oversight of: (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of the Fund’s independent auditors.

Each Fund’s management regularly provides certain financial and administrative reports relating to the Fund. The Committee also assists the Board in overseeing the review of those reports and discussing with the Fund’s management financial and administrative matters relating to the Fund.

Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act (the “Standards”). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer becomes aware of Evidence of a Material Violation by the issuer or by any officer, director, employee, or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s qualified legal compliance committee forthwith.

Composition

The Committee shall be composed of at least three board members and exclusively Independent Trustees, at least one of whom may be considered an “Audit Committee Financial Expert” as that term may be defined pursuant to SEC rule or regulation from time to time. Additionally, each member of the Committee shall have the additional qualifications indicated below.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

The members of the Committee shall select from their number a chairperson to oversee the Committee’s functions and operations.

Qualifications of Committee Members

1.	Members of the Committee must be members of the Board, may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment.

2.	Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.

3.	Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Fund.

4.	If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why.

Definitions

1.	Appearing and Practicing Before the SEC in the Representation of an Issuer: Attorneys “appearing and practicing” before the SEC in the representation of an issuer with which the attorney has an attorney-client relationship are subject to the Standards. “Appearing and practicing” covers a wide range of attorney conduct, including:

●	transacting any business or communicating with the SEC;

●	providing advice on federal securities laws regarding any document that the attorney has notice will be filed with or submitted to the SEC, including providing advice regarding the preparation of, or assisting in the preparation of, any such document;

●	advising the Fund as to whether information or a statement, opinion, or other writing is required under federal law to be filed with or submitted to the SEC (or incorporated into a filing);

●	representing the Fund in an SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena.

2.	Evidence of a Material Violation: Credible evidence upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. For the purposes of this definition, the SEC has defined “reasonably likely” as “more than a mere possibility” of a Material Violation — but it need not rise to the level of “more likely than not.”

3.	Material Violation: A material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Fund would want to be informed before making an investment decision.

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

Audit Related Activities

●	Recommend to the Board the selection, retention or termination of an independent registered public accounting firm.

●	Evaluate the independence of the Fund’s independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence.

●	As part of its evaluation of the independence of the Fund’s independent auditor, review (i) the fees paid to the Fund’s independent auditor by the Fund’s investment adviser and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Fund’s independent auditor by the Fund’s manager and its affiliates.

●	Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the Committee will review the results of such audit with the independent auditors, including any comments or recommendations.

●	Consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

●	Discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters;

●	Oversee the work of the Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.

●	Review with the Fund’s independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Fund or its principal service providers.

●	Obtain and review periodically information provided by the Fund’s independent auditor concerning the audit firm’s quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.

●	Discuss the Fund’s audited annual financial statements and unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

●	Review and approve the fees charged by the auditors for audit and non-audit services.

●	Investigate improprieties or suspected improprieties in Fund operations that are brought to the Committee’s attention.

●	Report its activities to the full Board on a regular basis.

●	Select, recommend and engage a new independent auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required.

●	Pre-approve all auditing services and permissible non-auditing services to be provided to the Fund by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment adviser and its control affiliates where such services relate directly to the operations and financial reporting of the Fund.

●	Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.

●	Review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time.

●	Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

Financial and Administrative Oversight

●	Receive financial and administrative reports from the Fund’s Treasurer or other persons deemed appropriate by the Committee with such frequency and in such forms as determined by the Committee from time to time;

●	Review the Fund’s proposed dividend distributions and recommend approval of such distributions by the Board.

Other

●	Make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

●	Conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

●	Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

●	Have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; and (iii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

●	Set hiring policies for employment by the Fund or its investment adviser of any employees or former employees of the Fund’s independent auditor.

●	Discuss policies with respect to risk assessment and risk management, including (i) a discussion of the Fund’s guidelines and policies to govern the process by which Fund management assesses and manages the Fund’s exposure to risk; (ii) a discussion of the Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Valuation and Risk Oversight Committee of the Board, if any.

●	Discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies.

Qualified Legal Compliance Committee

In its capacity as the Fund’s Qualified Legal Compliance Committee, the duties and responsibilities of the Committee shall be as follows:

●	Receive, consider and formulate appropriate responses to a report of Evidence of a Material Violation.

●	Investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors or other experts for this purpose.

Authority

The Committee shall have unrestricted access to the Trustees of the Fund, the independent auditors, and the executive and financial management of the Fund.

The Committee shall have the resources and authority appropriate to discharge its responsibilities (including those in its capacity as the Fund’s Qualified Legal Compliance Committee), including the authority to retain at the Fund’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Committee shall be maintained and shall be submitted to the Board.

All meetings of the Committee shall be called by the chairperson of the Committee or by the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

In acting as the Fund’s Qualified Legal Compliance Committee, the Committee shall act pursuant to the following procedures:

The Committee shall instruct all attorneys appearing and practicing before the SEC in representation of the Fund to report to the Committee Evidence of a Material Violation involving the Fund.

Upon receipt of such a report, the Committee shall document its receipt of the report, and shall inform the Fund’s principal executive officer that it has received a report. Any such documentation shall remain confidential and be maintained in a secure location, with access available exclusively to Committee members.

The Committee shall meet promptly after the receipt of a report to begin an inquiry into the matters described in the report and to determine whether the Material Violation described in the report has occurred, is ongoing or is about to occur. The Committee shall take appropriate steps to examine the evidence presented and conduct a preliminary review of the evidence.

If the Committee determines an investigation is necessary or appropriate, it shall: (a) notify the Board; (b) initiate an investigation, which can be conducted by outside attorneys; and (c) retain experts if necessary.

At the conclusion of an investigation, the Committee shall: (a) inform the Fund’s principal executive officer and the Board of the results of the investigation; and (b) recommend, by majority vote, that the Fund implement an appropriate response to the Material Violation. An appropriate response may include appropriate steps or sanctions to stop any Material Violations that are ongoing, to prevent any Material Violations yet to occur, and to remedy or otherwise appropriately address any Material Violations that have already occurred and to minimize the likelihood of their recurrence.

If it is determined that no Material Violation has occurred, is ongoing or is about to occur, or that an attorney may assert a colorable defense on behalf of the subject of the Committee’s inquiry in any investigation or judicial or administrative proceeding relating to the Material Violation, the Committee shall terminate its investigation and notify the principal executive officer of its determination. The results of any investigation shall be documented and maintained along with the documentation of the receipt of the report.

The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC if a Fund materially fails to implement an appropriate response that the Committee has recommended the Fund take.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Fund.

Resources

The Funds must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

●	compensation to any outside counsel, auditor and/or other experts engaged for the purpose of investigating any Evidence of Material Violation; and

●	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX G

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (each, a “Trust” and together, the “Trusts”) is established to oversee each Trust’s nomination process and its fund governance matters. The Committee shall assist the full Board in connection with: (1) matters relating to the composition of the Board and the identification and selection of nominees for membership on the Board; and (2) matters relating to the governance process of each Trust.

Composition

The Committee shall be composed exclusively of the Independent Trustees of each Trust.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

Management of each Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.	The Committee shall recommend nominees to the full Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from each Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.	The Committee shall review Trustee compensation on an as-needed basis and shall recommend any appropriate changes to the full Board.

Factors to be Considered in Connection with the Evaluation of Board Candidates

1.	The Committee intends to seek individuals who will serve the best interests of each Trust. The Committee shall consider a candidate’s qualifications and fitness for service on the Board and best governance practices. Such factors may include, but are not necessarily limited to, a candidate’s skills, relevant professional and industry experience, background and demonstrated commitment to integrity and ethical business practices.

2.	The Committee shall also ensure that the Board is in compliance with all federal, state and local regulatory requirements regarding the composition of the Board that are or may become applicable to the Trusts.

3.	The Committee does not have a formal policy to consider diversity when identifying candidates for the position of Trustee. However, as a matter of practice, the Committee will consider candidates whose attributes will, among other factors, complement those of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that different skills, experiences, backgrounds, education, viewpoints and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences, backgrounds and viewpoints is an important consideration in the Board’s composition.

Corporate Governance Oversight and Functions

1.	The Committee shall oversee each Trust’s policies and procedures regarding compliance with corporate governance matters.

2.	The Committee shall periodically review the Board governance procedures of each Trust and shall recommend any appropriate changes to the full Board.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

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Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Process

The Committee shall meet with such frequency and at such intervals as it determines are necessary to fulfill its duties and responsibilities, but not less than annually. Special meetings may be called as circumstances require.

All meetings of the Committee shall be called by the chairperson of the Committee or by the chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

The Committee shall keep minutes of each meeting and it shall distribute them to all members of the Committee for review and approval. Approved Committee minutes shall be submitted to the Board of the Trusts.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

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APPENDIX I

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Michael Colombo, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) to be held at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, on June 26, 2025, at 4:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on Proposal 1, Proposal 2 and Proposal 3 set forth below and any other matters properly brought before the Meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (800) 581-3783. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on June 26, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/angeloak/docs/fins.pdf

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of the Notice of Meeting and Proxy Statement. Your signature(s) should be exactly as your name(s) appear(s) on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to proposals where no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above named proxy as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

		FOR	AGAINST	ABSTAIN

1.	To approve of the New Investment Advisory Agreement between the Fund and the Adviser	○	○	○
		FOR	AGAINST	ABSTAIN
2.	To elect two Class II Trustees to the Board of Trustees of the Fund.
	2.1 Keith M. Schappert	○	○	○

	2.2 Andrea N. Mullins	○	○	○
		FOR	AGAINST	ABSTAIN
3.	To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026.	○	○	○
4.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

Your vote is important. If you are unable to attend the Annual Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.

THANK YOU FOR VOTING